EXHIBIT 99.1

Community Capital Corporation Reports Record Earnings, Continued Strong Growth and Announces Quarterly Cash Dividend

GREENWOOD, S.C., Jan. 22, 2008 (PRIME NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the twelve months and quarter ending December 31, 2007.

Net income for the three months ended December 31, 2007 increased 19% to $1,834,000, or $0.41 per diluted share from $1,544,000, or $0.35 per diluted share for the same period in 2006. Return on average assets for the quarter was 0.93% for 2007 compared to 0.87% for 2006. Return on average equity was 11.37% compared to 10.41% in 2006.

Net income for the twelve months ended December 31, 2007 increased 20% to $6,888,000 from $5,759,000 for the same period in 2006. Diluted earnings per share for the twelve month period ended December 31, 2007 increased 19% to $1.56 from $1.31 for the twelve months ended December 31, 2006. Core net income for the twelve months ended December 31, 2007 increased 24% to $7,164,000 or $1.62 per diluted share, from $5,759,000 or $1.31 per diluted share for the same period in 2006(1). Return on average assets for the twelve months was 0.91% for 2007 compared to 0.87% for 2006. Return on average equity was 11.09% in 2007 compared to 10.05% in 2006. Core return on average assets for the twelve months was 0.95% compared to 0.87% for 2006, and core return on average equity for the twelve months was 11.53% for 2007 compared to 9.27% in 2006(1).

Total assets increased 12% to $800,598,000 at December 31, 2007 from $713,244,000 as of December 31, 2006. Total loans increased $71,515,000 or 12% to $645,154,000 at December 31, 2007, compared to $573,639,000 at December 31, 2006. Total deposits increased $33,116,000 or 7% to $520,072,000 at December 31, 2007 from $486,956,000 at December 31, 2006.

During the fourth quarter, the company paid a 15% stock dividend and a $0.15 per share cash dividend. All per share amounts reflect the 15% stock dividend paid during the fourth quarter of 2007.

The company also declared a quarterly cash dividend of $0.15 per share, which is payable by March 7, 2008 to shareholders of record on February 21, 2008. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at (800) 368-5948.

Community Capital Corporation is the parent company of CapitalBank, which operates 18 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.

 Financial Highlights         Three Months           Twelve Months
 (Dollars in thousands,          Ended                   Ended
 except per share data)       December 31             December 31
                         ---------------------   ---------------------
                            2007        2006        2007         2006
                         ---------   ---------   ---------   ---------
 Earnings Summary              (Unaudited)      (Unaudited)

 Interest income           $12,746     $11,248     $49,132     $40,679
 Interest expense            6,422       5,796      25,229      19,625
                         ---------   ---------   ---------   ---------
 Net interest income         6,324       5,452      23,903      21,054
 Provision for loan
  losses                       400         340       1,025       1,140
 Non-interest income         1,867       1,629       6,877       6,028
 Non-interest expense        4,999       4,620      19,728      18,165
                         ---------   ---------   ---------   ---------
 Income before taxes         2,792       2,121      10,027       7,777
 Income tax expense            958         577       3,139       2,018
                         ---------   ---------   ---------   ---------
 Net income                 $1,834      $1,544      $6,888      $5,759
                         ---------   ---------   ---------   ---------

 Per Shares Ratios (1):
 Basic earnings per share    $0.42       $0.36       $1.58       $1.34
 Diluted earnings per
  share                      $0.41       $0.35       $1.56       $1.31
 Dividends declared per
  share                      $0.15       $0.15       $0.60       $0.60
 Book value per share       $14.72      $13.52      $14.72      $13.52

   (1) Per share amounts reflect 15% stock dividend issued during the fourth quarter of 2007.

 Common Share Data:
 Outstanding at period
  end                    4,404,100   3,788,505   4,404,100   3,788,505
 Weighted average
  outstanding            4,383,785   4,321,275   4,371,345   4,299,359
 Diluted weighted
  average outstanding    4,422,575   4,385,757   4,422,312   4,383,497

 Balance Sheet Highlights

 Average Balances:
 Total assets              782,735     704,790     757,499     661,528
 Earning assets            719,104     642,929     693,443     599,900
 Loans                     637,756     564,201     612,366     522,521
 Deposits                  520,903     486,291     508,339     470,890
 Interest bearing
  deposits                 455,644     422,504     443,850     407,819
 Noninterest bearing
  deposits                  65,259      63,787      64,489      63,071
 Other borrowings          179,720     143,529     169,401     121,717
 Junior subordinated
  debentures                10,310      10,310      10,310       5,649
 Shareholders' equity       64,008      58,797      62,112      57,297

 Performance Ratios:
 Return on average assets     0.93%       0.87%       0.91%       0.87%
 Return on average
  shareholders' equity       11.37%      10.41%      11.09%      10.05%
 Net interest margin
  (fully tax equivalent
   at 38%)                    3.56%       3.44%       3.52%       3.59%
 Efficiency ratio            60.02%      63.17%      61.54%      65.61%

 Asset Quality:
 Nonperforming loans         2,424       1,716       2,424       1,716
 Other real estate             173         107         173         107
   Total nonperforming
    assets                   2,597       1,823       2,597       1,823
 Net charge-offs               240         289         466       1,263
 Net charge-offs to
  average loans               0.04%       0.05%       0.08%       0.24%
 Allowance for loan
  losses to nonperforming
  loans                     278.84%     361.31%     278.84%     361.31%
 Nonperforming loans to
  total loans                 0.38%       0.30%       0.38%       0.30%
 Nonperforming assets to
  total assets                0.32%       0.26%       0.32%       0.26%
 Allowance for loan
  losses to period
  end loans                   1.05%       1.08%       1.05%       1.08%

 Other Selected Ratios:
 Average equity to average
  assets                      8.18%       8.34%       8.20%       8.66%
 Average loans to average
  deposits                  122.43%     116.02%     120.46%     110.96%
 Average loans to average
  earning assets             88.69%      87.75%      88.31%      87.10%

 Balance Sheet Data
 (Dollars in thousands, except per share data)

                                           December 31  December 31
                                               2007         2006
                                            (Unaudited)
 Assets:
 Cash and cash equivalents:
   Cash and due from banks                  $  29,142    $  22,167
   Interest bearing deposit accounts              267          307
                                            ---------    ---------
     Total cash and cash equivalents           29,409       22,474
 Investment securities:
   Securities held-for-sale                    71,542       65,496
   Securities held-to-maturity                    270          380
   Nonmarketable equity securities              9,503        8,073
                                            ---------    ---------
     Total investment securities               81,315       73,949
 Loans held for sale                              631          554
 Loans receivable                             645,154      573,639
 Allowance for loan losses                     (6,759)      (6,200)
 Premises and equipment, net                   16,729       15,429
 Intangible assets                              9,956       10,427
 Other assets                                  24,163       22,972
                                            ---------    ---------
     Total assets                           $ 800,598    $ 713,244
                                            ---------    ---------

 Liabilities and shareholders' equity:
 Deposits:
   Noninterest bearing                      $  62,175    $  63,733
   Interest bearing                           457,897      423,223
                                            ---------    ---------
     Total deposits                           520,072      486,956
 Federal funds purchased                       47,705       26,953
 Securities sold under agreements
  to repurchase                                14,561       18,329
 FHLB advances                                135,525      105,625
 Junior subordinated debentures                10,310       10,310
 Other liabilities                              7,578        6,145
                                            ---------    ---------
     Total liabilities                      $ 735,751    $ 654,318
                                            ---------    ---------

 Shareholders' equity:
 Common stock: $1 par value; 10
  million shares authorized                     5,604        4,818
 Nonvested restricted stock                      (443)        (558)
 Capital surplus                               61,600       47,671
 Accumulated other
  comprehensive income                            485         (269)
 Retained earnings                             15,016       24,386
 Treasury stock, at cost                      (17,415)     (17,122)
                                            ---------    ---------
     Total shareholders' equity                64,847       58,926
                                            ---------    ---------
     Total liabilities and
      shareholders' equity                  $ 800,598    $ 713,244
                                            ---------    ---------

  Liabilities and shareholders' equity:
 Deposits:
  Noninterest bearing                             $ 62,175    $ 63,733
  Interest bearing                                 457,897     423,223
                                                  --------    --------
    Total deposits                                 520,072     486,956
 Federal funds purchased                            47,705      26,953
 Securities sold under agreements to repurchase     14,561      18,329
 FHLB advances                                     135,525     105,625
 Junior subordinated debentures                     10,310      10,310
 Other liabilities                                   7,578       6,145
                                                  --------    --------
    Total liabilities                             $735,751    $654,318
                                                  --------    --------

 Shareholders' equity:
 Common stock: $1 par value; 10 million
  shares authorized                                  5,604       4,818
 Nonvested restricted stock                           (443)       (558)
 Capital surplus                                    61,600      47,671
 Accumulated other comprehensive income                485        (269)
 Retained earnings                                  15,016      24,386
 Treasury stock, at cost                           (17,415)    (17,122)
                                                  --------    --------
    Total shareholders' equity                      64,847      58,926
                                                  --------    --------
    Total liabilities and shareholders' equity    $800,598    $713,244
                                                  --------    --------

 Income Statement Data        Three Months Ended    Twelve Months Ended
 (Dollars in thousands)           December 31           December 31
                              ------------------    ------------------
                                2007       2006       2007       2006
                              -------    -------    -------    -------
                                       (Unaudited)
 Interest income:             -----------------------------
  Interest and fees
   on loans                   $11,721    $10,366    $45,247    $37,277
  Interest on investment
   securities                   1,021        880      3,864      3,388
  Interest on federal
   funds sold and interest-
   bearing deposits                 4          2         21         14
                              -------    -------    -------    -------
    Total interest income      12,746     11,248     49,132     40,679

 Interest expense:
  Interest on deposits          4,151      3,823     16,491     13,491
  Interest on borrowings        2,271      1,973      8,738      6,134
                              -------    -------    -------    -------
   Total interest expense       6,422      5,796     25,229     19,625

 Net interest income            6,324      5,452     23,903     21,054
 Provision for loan losses        400        340      1,025      1,140
                              -------    -------    -------    -------
 Net interest income
  after provision               5,924      5,112     22,878     19,914
 Non-interest income:
  Service charges on
   deposit accounts               629        666      2,425      2,627
  Gain on sale of loans
   held for sale                  285        234      1,204        760
  Fees from brokerage
   services                        80         31        261        245
  Income from fiduciary
   activities                     448        330      1,590      1,177
  Gain on sale of
   securities held-for-sale         1         --         --         --
  Gain on sale of premises
   and equipment                   --         --         15          2
  Other operating income          424        368      1,380      1,217
                              -------    -------    -------    -------
    Total non-interest income   1,867      1,669      6,875      6,028
 Non-interest expense:
  Salaries and employee
   benefits                     2,778      2,756     11,087     10,687
  Net occupancy expense           330        278      1,162      1,113
  Amortization of
   intangible assets              117        123        470        492
  Furniture and equipment
   expense                        230        205        888        838
  Loss on sale of securities
   held-for-sale                   --         67        469         61
  Other operating expenses      1,544      1,191      5,650      4,974
                              -------    -------    -------    -------
    Total non-interest
     expense                    4,999      4,620     19,726     18,165
 Income before taxes            2,792      2,121     10,027      7,777
 Income tax expense               958        577      3,139      2,018
                              -------    -------    -------    -------
 Net income                   $ 1,834    $ 1,544    $ 6,888    $ 5,759
                              -------    -------    -------    -------

 Loans by Type:
 (Dollars in thousands)        December 31, 2007    December 31, 2006
                               Balance   Percent    Balance   Percent

 Commercial and agricultural  $ 44,467     6.89%   $ 44,910     7.83%
 Real Estate - construction    167,180    25.91%    142,694    24.88%
 Real Estate - mortgage and
  commercial                   364,668    56.53%    321,440    56.03%
 Home equity                    42,628     6.61%     40,805     7.11%
 Consumer - Installment         24,706     3.83%     22,092     3.85%
 Other                           1,505     0.23%      1,698     0.30%
                              --------  -------    --------  -------
      Total                   $645,154   100.00%   $573,639   100.00%
                              --------  -------    --------  -------

 Deposits by Type:             December 31, 2007    December 31, 2006
 (Dollars in thousands)        Balance   Percent  Balance   Percent

 Noninterest bearing demand   $ 62,175    11.96%   $ 63,733    13.09%
 Interest bearing demand        64,175    12.34%     64,743    13.30%
 Money market and savings      215,486    41.43%    168,592    34.62%
 Certificates of deposit       178,236    34.27%    189,888    38.99%
                              --------  -------    --------  -------
      Total                   $520,072   100.00%   $486,956   100.00%
                              --------  -------    --------  -------

 Wealth Management Group
  Fiduciary and Related
  Services:
  (Dollars in thousands,
   except number of accounts)  December 31, 2007    December 31, 2006

 Market value of accounts               $475,818             $370,362
 Market value of
  discretionary accounts                $201,111             $154,168
 Market value of non-
  discretionary accounts                $274,707             $216,194

 Total number of accounts                  1,183                  975

 Yield/Rate Analysis YTD
 (Dollars in thousands)

                       Three Months Ended        Three Months Ended
                        December 31, 2007         December 31, 2006
                     -----------------------   -----------------------
                     Average           Yield/  Average           Yield/
                     Balance  Interest  Rate   Balance  Interest  Rate
                     -------  --------  ----   -------  --------  ----
 ASSETS
 Loans(1)(3)         $637,756  $11,735  7.30%  $564,201  $10,375  7.30%
 Securities,
  taxable(2)           42,401      558  5.22%    43,708      464  4.21%
 Securities,
  nontaxable(2)(3)     29,448      447  6.02%    27,278      414  6.02%
 Nonmarketable Equity
  Securities            9,194      138  5.95%     7,590      115  6.01%
 Fed funds sold
  and other (incl.
  FHLB)                   305        4  5.20%       152        2  5.22%
                     -----------------         -----------------
    Total earning
     assets          $719,104  $12,882  7.11%  $642,929  $11,370  7.02%
 Non-earning assets    63,631                    61,861
                     --------                  --------
    Total assets     $782,735                  $704,790
                     ========                  ========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Transaction
  accounts           $233,120  $ 1,612  2.74%  $193,648  $ 1,377  2.82%
 Regular savings
  accounts             36,760      261  2.82%    39,022      237  2.41%
 Certificates of
  deposit             185,764    2,277  4.86%   189,834    2,209  4.62%
 Other short term
  borrowings           51,067      602  4.68%    48,641      649  5.29%
 FHLB Advances        128,653    1,486  4.58%    94,889    1,140  4.77%
 Junior subordinate
  debentures           10,310      184  7.08%    10,310      184  7.08%
                     -----------------         -----------------
   Total interest-
    bearing
    liabilities      $645,674  $ 6,422  3.95%  $576,344  $ 5,796  3.99%
 Non-interest bearing
  liabilities          73,053                    69,649
 Stockholders' equity  64,008                    58,797
                     --------                  --------
   Total liabilities
    & equity         $782,735                  $704,790
                     ========                  ========
 Net interest income/
  interest rate
  spread                       $ 6,460  3.16%            $ 5,574  3.03%
                               =============             =============
 Net yield on earning
  assets                                3.56%                     3.44%
                                        ====                      ====

 Yield/Rate Analysis YTD
 (Dollars in thousands)

                       Twelve Months Ended       Twelve Months Ended
                        December 31, 2007         December 31, 2006
                     -----------------------   -----------------------
                     Average           Yield/  Average           Yield/
                     Balance  Interest  Rate   Balance  Interest  Rate
                     -------- --------  ----   -------- --------  ----
 ASSETS
 Loans(1)(3)         $612,366  $45,296  7.40%  $522,521  $37,309  7.14%
 Securities,
  taxable(2)           44,444    2,119  4.77%    43,211    1,796  4.16%
 Securities,
  nontaxable(2)(3)     27,285    1,671  6.12%    27,440    1,682  6.13%
 Nonmarketable Equity
  Securities            8,946      534  5.97%     6,478      373  5.76%
 Fed funds sold and
  other (incl. FHLB)      402       21  5.22%       250       14  5.60%

   Total earning
    assets           $693,443  $49,641  7.16%  $599,900  $41,174  6.86%
 Non-earning assets    64,056                    61,628
                     --------                  -------
   Total assets      $757,499                  $661,528
                     ========                  ========
 LIABILITIES AND
  STOCKHOLDERS'
  EQUITY
 Transaction
  accounts           $219,044  $ 6,404  2.92%  $181,060  $ 4,779  2.64%
 Regular savings
  accounts             38,369    1,029  2.68%    38,868      802  2.06%
 Certificates of
  deposit             186,437    9,058  4.86%   187,891    7,910  4.21%
 Other short term
  borrowings           45,839    2,301  5.02%    45,282    2,260  4.99%
 FHLB Advances        123,562    5,709  4.62%    76,435    3,479  4.55%
 Junior subordinate
  debentures           10,310      728  7.06%     5,649      395  6.99%
                     --------  -------         --------  -------
   Total interest-
    bearing
    liabilities      $623,561  $25,229  4.05%  $535,185  $19,625  3.67%
 Non-interest bearing
  liabilities          71,826                    69,046
 Stockholders' equity  62,112                    57,297
                     --------                  --------
   Total liabilities
    & equity         $757,499                  $661,528
                     ========                  ========

 Net interest income/
  interest rate
  spread                       $24,412  3.11%            $21,549  3.20%
                               =======  ====             =======  ====
 Net yield on earning
  assets                                3.52%                     3.59%
                                        ====                      ====

 (1) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
 (2) Average investment securities exclude the valuation allowance on securities available-for-sale.
 (3) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

 Footnote 1
 Core Earnings Reconciliation
 (Dollars in thousands, except per share data)
                                                  Twelve Months Ended
                                                      December 31
                                                    2007        2006
                                                  -------     -------
 GAAP Net income                                  $ 6,888     $ 5,759
 Loss on investment portfolio repositioning           417          --
 Tax adjustment on loss on investment
  portfolio repositioning                            (141)         --
                                                  -------     -------
 Core net income                                  $ 7,164     $ 5,759
                                                  -------     -------
 Core basic earnings per share (1)                $  1.64     $  1.34
 Core diluted earnings per share (1)              $  1.62     $  1.31

 Core return on average assets                       0.95%       0.87%
 Core return on average equity                      11.53%       9.27%

 (1)  Per share amounts reflect 15% stock dividend issued during the fourth quarter of 2007.

CONTACT:  Community Capital Corporation
          R. Wesley Brewer, Executive Vice President/CFO
            864-941-8290
            wbrewer@capitalbanksc.com
          Lee Lee M. Lee, Controller/VP of Investor Relations
            864-941-8242
            llee@capitalbanksc.com
          www.comcapcorp.com